Exhibit 10.3

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of April 23, 2026 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by SUNPOWER INC. (the “Company”), the subsidiaries named on the signature pages hereto (each of the foregoing, including the Company, a “Grantor”) and U.S. Bank Trust Company, National Association, a national banking association (“U.S. Bank”), solely in its capacity as collateral agent (in such capacity, the “Collateral Agent”) pursuant to the Indenture referred to below.

Reference is made to (i) the Pledge and Security Agreement dated as of April 23, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Company, the subsidiaries of the Company named on the signature pages thereto, as grantors, and U.S. Bank, as collateral agent and (ii) the Indenture dated as of April 23, 2026 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the subsidiaries of the Company named on the signature pages thereto, the Collateral Agent, U.S. Bank, as trustee, and the other parties party thereto. Accordingly, the parties hereto agree as follows:

SECTION 1. Defined Terms

Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement, or the Indenture, as applicable. The rules of construction specified in Article I of the Indenture also apply to this Agreement.

SECTION 2. Grant of Security Interest

SECTION 2.1 Scope of Grant. The Grantors, as security for the payment and performance in full of the Obligations, hereby pledge to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grant to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by each of the Grantors or in which any of the Grantors now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”):

(i) all trademarks (including service marks but excluding any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing, including the registrations and registrations applications listed in Schedule A hereto;

(ii) all Licenses of the foregoing, whether as licensee or licensor;

(iii) all renewals of the foregoing;

(iv) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof;

(v) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and

(vi) all rights corresponding to any of the foregoing throughout the world.

SECTION 2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing, and acceptance by the USPTO, of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

SECTION 3. Security AGREEMENT

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the ratable benefit of itself and the Secured Parties pursuant to the Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. RECORDATION

The Grantors hereby authorize and request that the USPTO and other like trademark offices throughout the world record this Agreement. The Grantors agree to cooperate as reasonably requested by the Collateral Agent, with respect to the execution of any documents, or other actions, reasonably required in order to effectuate the intent of this Agreement.

SECTION 5. TERMINATION

This Agreement is made to secure the satisfactory performance and payment of the Obligations. This Agreement and the security interest granted hereby shall terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder. The Collateral Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor, at such Grantor’s expense and as such Grantor may request, an instrument in writing releasing the security interest in the Trademark Collateral acquired under this Agreement. Additionally, upon such satisfactory performance or payment, the Collateral Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Trademark Collateral.

SECTION 6. Miscellaneous

The provisions of Article VII of the Security Agreement are hereby incorporated by reference.

SECTION 7. Counterparts

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart by facsimile, PDF or other electronic means shall be effective as delivery of a manually executed counterpart thereof which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, the Collateral Agent is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Collateral Agent pursuant to procedures approved by the Collateral Agent. The Company agrees to assume all risks arising out of the use of using digital signatures, including without limitation the risk of interception and misuse by third parties.

SECTION 8. CONCERNING THE COLLATERAL AGENT

U.S. Bank Trust Company, National Association, is entering into this Agreement not in its individual capacity, but solely in its capacity as collateral agent under the Indenture and the Security Agreement. In the performance of its duties and obligations hereunder, the Collateral Agent shall be entitled to all of the rights, privileges, indemnities and immunities afforded it in the Indenture and the Security Agreement as though fully set forth in this Agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SUNPOWER INC., as Grantor

By:	/s/ Thurman J. Rodgers
	Name:	Thurman J. Rodgers
	Title:	Chief Executive Officer

COMPLETE SOLAR INC., as Grantor

By:	/s/ Thurman J. Rodgers
	Name:	Thurman J. Rodgers
	Title:	Officer

Signature Page to Trademark Security Agreement

Acknowledged and Agreed:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Bradley E. Scarbrough
Name:	Bradley E. Scarbrough
Title:	Vice President

Signature Page to Trademark Security Agreement